UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4271

                   DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:  5/31


Date of reporting period: 11/30/03



(PAGE)



                                   FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Massachusetts Tax
      Exempt Bond Fund

      SEMIANNUAL REPORT November 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts
                                                           Tax Exempt Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Massachusetts Tax Exempt Bond Fund covers the six-month period from June 1, 2003, through November 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Recent reports of marked improvement in the growth of U.S. Gross Domestic Product suggest to us that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, after several years of falling interest rates and rising bond prices, the municipal bond market recently has become more volatile. As might be expected in a strengthening economy, securities that are more sensitive to their issuers' credit quality generally have outperformed those that tend to respond more to changes in interest rates.

Of course, we have seen upturns before, only to be disappointed when growth proved unsustainable over the longer term. However, based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/JAMES WINDELS
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform relative to its benchmark?

For the six-month period ended November 30, 2003, the fund achieved a total return of -0.23%.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund' s benchmark, achieved a total return of 0.19% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Massachusetts Municipal Debt Funds category was -0.17%.(3)

The fund's performance was influenced during the reporting period by heightened market volatility as the economic outlook improved and investors began to anticipate potentially higher interest rates. The fund's return was roughly in line with the Lipper category average, but the fund underperformed the Index primarily because the Index contains bonds from many states, not just Massachusetts, and the Index does not reflect fees and other fund expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but the fund's average portfolio maturity is not restricted.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

By the time the reporting period began, persistent economic weakness had already led to historically low interest rates and a sustained rally among high-quality bonds, including most tax-exempt securities. Despite the quick end to major combat operations in Iraq and signs of stronger economic growth, interest rates continued to fall in the spring of 2003 as investors looked forward to another interest-rate reduction from the Federal Reserve Board (the "Fed"). At its meeting in late June, the Fed lowered the federal funds rate to 1%, its lowest level since 1958.

However, the municipal bond market fell sharply in July and early August as new evidence of economic strength emerged. Renewed inflation fears apparently caused investors to shift their attention from the risk of credit-quality downgrades to the risk of higher interest rates in a recovering economy, leading to a surge of selling pressure. As a result, the municipal bond market suffered one of the worst six-week declines in its history. Although the bond market subsequently regained much of its lost value in September and October, it failed to recover fully by the reporting period's end.

We have begun to see signs that stronger economic growth may be supporting higher tax revenues for Massachusetts and its municipalities. In addition, Governor Romney has adopted measures to strengthen the state's fiscal condition. Therefore, we recently have been more comfortable investing in Massachusetts' unsecured general obligation bonds when we believe market technicals are favorable. We also have continued to emphasize bonds backed by the revenues of essential-services facilities, such as toll roads and water plants. In addition, the fund enjoyed attractive returns from bonds issued by some of the state's major educational institutions, whose endowments have benefited from a recovering stock market.

What is the fund's current strategy?

During the reporting period, we gradually reduced the fund's average duration to a range we consider in line with that of the Index. By moderating the fund's sensitivity to interest-rate changes, we helped it avoid the full brunt of the market' s volatility during the summer and fall. When making new purchases, we generally have focused on bonds in the 10- to 15-year maturity range, where yield differences currently are relatively steep. In our judgment, bonds in this maturity range should gain value as they move closer to their final maturities. We believe that these strategies should position the fund well as the economic environment evolves.

December 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--93.1%

Bellingham, GO:

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,945,000                2,091,789

   5%, 3/1/2018 (Insured; AMBAC)                                                              2,040,000                2,179,271

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,140,000                2,272,209

   5%, 3/1/2020 (Insured; AMBAC)                                                              2,245,000                2,370,653

Boston, GO:

   5%, 2/1/2019 (Insured; MBIA)                                                               1,250,000                1,325,913

   5.75%, 2/1/2020
      (Prerefunded 2/1/2010)                                                                  3,945,000  (a)           4,587,443

Brookline 5.25%, 4/1/2020                                                                     3,860,000                4,196,862

Holliston 5.25%, 4/1/2020 (Insured; MBIA)                                                     1,655,000                1,799,415

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000                1,861,360

   5%, 9/1/2018                                                                               1,735,000                1,848,157

   5%, 9/1/2019                                                                               1,735,000                1,836,376

   5%, 9/1/2020                                                                               1,735,000                1,824,682

Massachusetts, GO, Consolidated Loan:

   5.50%, 11/1/2011 (Insured; FSA)                                                            3,000,000                3,465,930

   5.375%, 1/1/2017 (Insured; MBIA)

      (Prerefunded 1/1/2013)                                                                  3,500,000  (a)           3,996,895

   5.375%, 8/1/2021 (Insured; MBIA)                                                           1,000,000                1,081,230

   5.125%, 3/1/2022 (Insured; FSA)                                                            3,000,000                3,144,390

Massachusetts Bay Transportation Authority:

  General Transportation System

      6.20%, 3/1/2016                                                                         2,055,000                2,491,996

   Revenue 5.25%, 7/1/2030                                                                    6,250,000                6,580,063

Massachusetts College Building Authority,

  Project Revenue:

      5.25%, 5/1/2020 (Insured; XLCA)                                                         2,815,000                3,028,264

      Zero Coupon, 5/1/2026 (Insured; MBIA)                                                   5,385,000                1,714,261

Massachusetts Development
   Finance Agency, Revenue:

      (Assumption College) 6%, 3/1/2030

         (Insured; AGIC)                                                                      1,905,000                2,118,093

      (College of Pharmacy) 6.75%, 7/1/2030                                                   2,000,000                2,166,440

      (Milton Academy) 5%, 9/1/2019                                                           2,000,000                2,109,680

      (Mount Holyoke College)
         5.25%, 7/1/2031                                                                      5,000,000                5,197,950

      (Neville Communities Home)
         6%, 6/20/2044                                                                        1,500,000                1,640,430

      Resource Recovery (Ogden Haverhill Project)

         5.50%, 12/1/2019                                                                     1,200,000                1,155,876


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities

  Authority, Revenue:

    (Daughters of Charity)

         6.10%, 7/1/2014                                                                      1,100,000                1,157,640

      (Harvard University Issue):

         5%, 7/15/2022                                                                          910,000                  963,554

         6%, 7/1/2035 (Prerefunded 7/1/2010)                                                  2,500,000  (a)           2,986,725

      (Healthcare System--Covenant Health)

         6%, 7/1/2022                                                                         3,100,000                3,287,674

      (Medical Academic and Scientific)

         6.625%, 1/1/2015                                                                     2,500,000                2,587,975

      (Milford-Whitinsville Hospital)

         6.50%, 7/15/2023                                                                     1,250,000                1,285,437

      (Mount Auburn Hospital)

         6.30%, 8/15/2024 (Insured; MBIA)                                                     5,000,000                5,276,050

      (New England Medical Center Hospital)

         5.375%, 5/15/2017 (Insured; FGIC)                                                    1,450,000                1,584,865

      (Newton--Wellesley Hospital)

         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,165,820

      (Partners HealthCare System Issue):

         5%, 7/1/2013                                                                         1,015,000                1,094,738

         6%, 7/1/2017                                                                         1,145,000                1,271,500

         5%, 7/1/2021                                                                         1,275,000                1,290,938

      (Springfield College)

         5.125%, 10/15/2023 (Insured; AGIC)                                                   1,100,000                1,128,556

      (Tufts University Issue)
         5.50%, 8/15/2017                                                                     1,500,000                1,734,765

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                          45,000                   45,957

      6.375%, 4/1/2021                                                                           90,000                   91,977

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,278,150

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,245,000                1,290,741

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,215,383

      6%, 7/1/2037 (Insured; AMBAC)                                                           3,900,000                4,029,402

   Single-Family Housing 6.35%, 6/1/2017                                                      1,365,000                1,428,077

Massachusetts Industrial Finance Agency, Revenue:

  Electrical Utility (Nantucket Electric Co.)

      8.50%, 3/1/2016                                                                         2,490,000                2,498,864

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  969,690

   (Phillips Academy Issue) 5.375%, 9/1/2023

      (Prerefunded 9/1/2008)                                                                  1,500,000  (a)           1,731,255

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue:

   5%, 7/1/2012 (Insured; MBIA)                                                               1,500,000                1,668,615

   Special Facilities (US Air Project)

      5.75%, 9/1/2016 (Insured; MBIA)                                                         4,500,000                4,701,510

Massachusetts Special Obligation Notes

  (Federal Highway Grant Anticipation Note Program)

   5%, 12/15/2010 (Insured; FSA)                                                              1,600,000                1,795,296

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program):

      5.625%, 2/1/2017 (Prerefunded 2/1/2007)                                                 4,870,000  (a)           5,481,916

      5.625%, 2/1/2017 (Insured; MBIA)                                                          130,000                  143,061

Massachusetts Water Resources Authority,

  General Revenue

   5.20%, 8/1/2022 (Insured; MBIA)                                                            1,000,000                1,061,410

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                                                    1,155,000                1,226,633

Northampton (School Project Loan Act of 1948)

   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,675,967

Norwell 5%, 11/15/2022 (Insured; FGIC)                                                        1,410,000                1,517,075

Pittsfield 5.125%, 4/15/2022 (Insured; MBIA)                                                  1,500,000                1,593,255

Shrewsbury, Municipal Purpose Loan

   5%, 8/15/2016                                                                              1,000,000                1,086,660

Triton Regional School District:

   5.25%, 4/1/2019 (Insured; FGIC)                                                            1,420,000                1,540,146

   5.25%, 4/1/2020 (Insured; FGIC)                                                            1,420,000                1,532,620

University of Massachusetts Building Authority,

  Project Revenue

   5.25%, 11/1/2015 (Insured; AMBAC)                                                          1,000,000                1,117,610

Worcester, GO 5.50%, 10/1/2012

   (Insured; FGIC)                                                                            1,635,000                1,858,079

U.S. RELATED--5.5%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%, 7/1/2020                                                                         2,000,000                2,285,880

      5%, 7/1/2028                                                                            2,375,000                2,397,966

Puerto Rico Public Finance Corp.

  (Commonwealth Appropriation)
   6%, 8/1/2026 (Insured; AGC)                                                                3,000,000                3,594,390
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $139,906,344)                                                             98.6%              148,759,450

CASH AND RECEIVABLES (NET)                                                                         1.4%                2,093,480

NET ASSETS                                                                                       100.0%              150,852,930




Summary of Abbreviations

AGC                ACE Guaranty Corporation

AGIC               Asset Guaranty Insurance Company

AMBAC              American Municipal Bond
                   Assurance Corporation

FGIC               Financial Guaranty
                   Insurance Company

FSA                Financial Security Assurance

GO                 General Obligation

MBIA               Municipal Bond Investors Assurance
                   Insurance Corporation

XLCA               XL Capital Assurance


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              66.8

AA                               Aa                              AA                                               22.1

A                                A                               A                                                 5.6

BBB                              Baa                             BBB                                               3.8

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.7

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            139,906,344  148,759,450

Interest receivable                                                   2,361,139

Receivable for shares of Beneficial Interest subscribed                      29

Prepaid expenses                                                         10,519

                                                                    151,131,137
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            82,793

Cash overdraft due to Custodian                                         122,486

Payable for shares of Beneficial Interest redeemed                       41,801

Accrued expenses                                                         31,127

                                                                        278,207
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,852,930
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     140,653,278

Accumulated undistributed investment income--net                         61,264

Accumulated net realized gain (loss) on investments                   1,285,282

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,853,106
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,852,930
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,835,179

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   17.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,768,756

EXPENSES:

Management fee--Note 3(a)                                              452,575

Shareholder servicing costs--Note 3(b)                                  78,920

Professional fees                                                       23,420

Trustees' fees and expenses--Note 3(c)                                  10,349

Custodian fees                                                          10,195

Registration fees                                                       10,067

Prospectus and shareholders' reports                                     5,385

Loan commitment fees--Note 2                                               963

Miscellaneous                                                            9,195

TOTAL EXPENSES                                                         601,069

INVESTMENT INCOME--NET                                               3,167,687
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                374,191

Net unrealized appreciation (depreciation) on investments          (3,983,004)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,608,813)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (441,126)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2003           Year Ended
                                              (Unaudited)         May 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,167,687            6,711,575

Net realized gain (loss) on investments           374,191            1,952,381

Net unrealized appreciation
   (depreciation) on investments               (3,983,004)           6,825,443

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (441,126)           15,489,399
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,146,246)          (6,671,869)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  36,456,012          42,209,048

Dividends reinvested                            2,289,598           4,922,857

Cost of shares redeemed                      (39,958,842)         (49,594,460)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (1,213,232)           (2,462,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (4,800,604)            6,354,975
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           155,653,534          149,298,559

END OF PERIOD                                 150,852,930          155,653,534

Undistributed investment income--net               61,264              18,394
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,155,181           2,480,630

Shares issued for dividends reinvested            135,340             290,384

Shares redeemed                               (2,364,461)          (2,913,024)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (73,940)            (142,010)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                               Year Ended May 31,
                                           Six Months Ended         ----------------------------------------------------------------
                                          November 30, 2003
                                               (Unaudited)          2003          2002(a)        2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.47         16.50         16.21         15.42          16.73         17.01

Investment Operations:

Investment income--net                                .36(b)         .74(b)        .76(b)        .82            .83           .82

Net realized and unrealized

   gain (loss) on investments                        (.41)           .97           .29           .79          (1.27)         (.17)

Total from Investment Operations                     (.05)          1.71          1.05          1.61           (.44)          .65

Distributions:

Dividends from investment
   income--net                                       (.35)          (.74)         (.76)         (.82)          (.83)         (.82)

Dividends from net realized
   gain on investments                                  --             --          --             --           (.04)         (.11)

Total Distributions                                  (.35)          (.74)         (.76)         (.82)          (.87)         (.93)

Net asset value, end of period                      17.07          17.47         16.50         16.21          15.42         16.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (.23)(c)      10.59          6.61         10.58          (2.56)         3.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .80(d)          .82           .80          .81            .85           .82

Ratio of net investment income
   to average net assets                            4.20(d)         4.40          4.64         5.06           5.22          4.82

Portfolio Turnover Rate                            30.48(c)        65.93         47.76        33.52          19.45         19.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     150,853       155,654       149,299      143,390        137,587       160,582

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS BY LESS THAN $.01 AND INCREASE
     THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO JUNE 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,809 during the period ended November 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2003, were as follows: tax exempt $6,671,869. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2003, the fund was charged $36,462 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2003, the fund was charged $26,199 pursuant to the transfer agency agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting for services to the fund. The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2003, redemption fees charged and retained by the fund amounted to $91.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2003, amounted to $45,474,136 and $50,521,285, respectively.

At November 30, 2003, accumulated net unrealized appreciation on investments was $8,853,106, consisting of 9,019,804 gross unrealized appreciation and $166,698 gross unrealized depreciation.

At November 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                  For More Information

                        Dreyfus
                        Massachusetts Tax Exempt
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2004 Dreyfus Service Corporation                                  267SA1103

ITEM 2.      CODE OF ETHICS.

            Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.



(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  January 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  January 23, 2004

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  January 23, 2004

                                  EXHIBIT INDEX

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)